Prospectus Supplement

September 29, 2016

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 29, 2016 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 29, 2016

Emerging Markets Portfolio
(the "Portfolio")

The contractual advisory fee rates of the Portfolio and the maximum expense ratio of each share Class of the Portfolio have been decreased, effective September 30, 2016. Accordingly, effective September 30, 2016, the Prospectus is hereby amended as follows:

The Portfolio's Annual Portfolio Operating Expenses table under the section of the Prospectus entitled "Portfolio Summary—Emerging Markets Portfolio—Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.30%	0.36%	0.88%	20.78%	0.20%
Total Annual Portfolio Operating Expenses*	1.10%	1.41%	2.43%	22.58%	1.00%
Fee Waiver and/or Expense Reimbursement*	0.05%	0.05%	0.53%	20.43%	0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.36%	1.90%	2.15%	0.95%

The Example information under the section of the Prospectus entitled "Portfolio Summary—Emerging Markets Portfolio—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example
The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$345	$601	$1,336
Class A	$656	$943	$1,251	$2,123
Class L	$193	$707	$1,248	$2,726
Class C	$318	$4,082	$6,707	$10,152
Class IS	$97	$313	$548	$1,220

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$345	$601	$1,336
Class A	$656	$943	$1,251	$2,123
Class L	$193	$707	$1,248	$2,726
Class C	$218	$4,082	$6,707	$10,152
Class IS	$97	$313	$548	$1,220

The third and fourth footnotes following the Portfolio's Example information under the section of the Prospectus entitled "Portfolio Summary—Emerging Markets Portfolio—Fees and Expenses—Example" are hereby deleted in their entirety and replaced with the following:

3  The Advisory Fee has been restated to reflect the decrease in the advisory fee effective September 30, 2016.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A, 1.90% for Class L, 2.15% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

With respect to the Portfolio, the table under the section of the Prospectus entitled "Fund Management—Advisory Fees" that shows the maximum expense ratios for Class I, Class A, Class L, Class C and Class IS shares of the Portfolio is hereby deleted and replaced with the following:

	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Emerging Markets Portfolio	1.05%	1.40%	1.90%	2.15%	0.95%

Please retain this supplement for future reference.

  IFEMPROSPT 0916

Statement of Additional Information Supplement

September 29, 2016

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 29, 2016 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 29, 2016, as supplemented on July 15, 2016

Emerging Markets Portfolio
(the "Portfolio")

The contractual advisory fee rates of the Portfolio and the maximum expense ratio of each share Class of the Portfolio have been decreased, effective September 30, 2016. Accordingly, effective September 30, 2016, the Statement of Additional Information is hereby amended as follows:

The information in the table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" which shows the contractual advisory fees and the maximum expense ratios for the Portfolio is hereby deleted in its entirety and replaced with the following:

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Emerging Markets	0.85% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; 0.65% of the daily net assets exceeding $2.5 billion.	1.05%	1.40%	1.90%	2.15%	0.95%

Please retain this supplement for future reference.